Subsequent Event INCOME TAX CONSIDERATIONS (Tables)	12 Months Ended
Dec. 31, 2014
Subsequent Event [Line Items]
Income Tax Disclosure [Text Block]
INCOME TAX CONSIDERATIONS
The change in control results in certain limitations on our ability to use net operating loss carryforwards ("NOLs") in the U.S. Because we have full valuation allowances on these NOLs, these limitations do not result in income tax expense.
Income Taxes
Income (loss) from continuing operations before income taxes was as follows:

(In thousands)	2014	2013	2012
Domestic	$(104,740)	$(96,834)	$(260,044)
Foreign	62,536	85,638	(37,751)
Loss from continuing operations before income taxes	$(42,204)	$(11,196)	$(297,795)

"Income tax (expense) benefit" in the Consolidated Statements of Income consists of the following:

	December 31,
(In thousands)	2014	2013	2012
Current:
U.S. State and local	$(1,053)	$(920)	$(1,353)
International	(15,407)	(12,607)	(13,569)
Total current income tax (expense) benefit	(16,460)	(13,527)	(14,922)
Deferred:
U.S. Federal	—	—	(82,098)
U.S. State and local	(2,545)	1,258	(6,456)
International	(1,327)	7,650	(1,763)
Total deferred income tax (expense) benefit	(3,872)	8,908	(90,317)
Total income tax (expense) benefit	$(20,332)	$(4,619)	$(105,239)

Cash payments for income taxes were $15 million, $7 million and $8 million in 2014, 2013 and 2012, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$285,858	$264,794
Other tax carryforwards	3,773	4,658
Employee benefits	34,649	30,759
Accrued expenses	36,042	30,937
Depreciation and amortization	18,765	21,517
Transaction costs	20,627	—
Other	18,734	16,374
Total deferred tax assets	418,448	369,039
Valuation allowance	(366,287)	(298,704)
Deferred tax assets, net	$52,161	$70,335
Deferred tax liabilities:
Depreciation and amortization	$(5,447)	$(5,895)
Growing crops	(18,158)	(18,482)
Trademarks	(115,649)	(124,402)
Discount on Convertible Notes	(9,312)	(13,803)
Other	(303)	(1,555)
Total deferred tax liabilities	(148,869)	(164,137)
Net deferred tax liabilities	$(96,708)	$(93,802)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2014	2013
Other current assets	$4,557	$6,659
Investments and other assets, net	3,100	3,218
Deferred tax liabilities	(104,365)	(103,679)
Net deferred tax liability	$(96,708)	$(93,802)

U.S. federal net operating loss carryforwards ("NOLs") were $405 million and $395 million as of December 31, 2014 and 2013, respectively. The U.S. NOLs existing at December 31, 2014 will expire between 2024 and 2035 and remain subject to examination until the year in which they are utilized. Foreign NOLs were $878 million and $620 million at December 31, 2014 and 2013, respectively. U.S. state NOLs were $349 million and $373 million as of December 31, 2014 and 2013, respectively. The U.S. state NOLs will expire between 2015 and 2035. Foreign NOLs existing at December 31, 2014 of $736 million will expire between 2015 and 2030. The remaining $142 million of foreign NOLs existing at December 31, 2014 have an indefinite carryforward period.
A valuation allowance has been established against most of our U.S. federal and state deferred tax assets, which are primarily NOLs. The assessment of the realization of the deferred tax assets was based primarily on the 3-year cumulative loss position incurred as of December 31, 2012. As a result of the negative indicator, all evidence to support the realization of the deferred tax assets was reevaluated, including existing deferred tax liabilities, tax planning strategies consistent with current business plans and forecasted future taxable income. The primary positive evidence related to forecasts of future taxable income; however, accounting guidance restricts the amount of reliance that can be placed on future taxable income because it is not objectively verifiable. A sustained period of profitability in our North American businesses will be required before the full amount of the valuation allowance would be reversed. Until such time, the utilization of existing U.S. net operating losses or generation of additional U.S. net operating losses will not result in income tax expense or benefit as the corresponding valuation allowance will be released or established for the same value and as such have a significant impact on our effective tax rate.
Our overall effective tax rate varies significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions and the creation or release of valuation allowance. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and we also continue to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect our earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. The 2012 income tax expense also includes $4 million of out of period adjustment expense. We do not believe the error was material to any prior or current year financial statements.
Undistributed earnings of foreign subsidiaries, which were approximately $1.8 billion at December 31, 2014, are considered to have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings.
"Income tax (expense) benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2014	2013	2012
Income tax (expense) benefit computed at U.S. federal statutory rate	$14,771	$3,918	$104,228
State income taxes, net of federal benefit	2,910	219	(5,076)
Impact of foreign operations	29,203	10,879	(15,100)
Change in tax rates[1]	—	31,462	—
Change in valuation allowance	(57,805)	(52,279)	(133,135)
Goodwill impairment	—	—	(52,500)
Tax contingencies	(9,196)	182	(2,230)
Non-deductible compensation	(1,098)	—	—
Other	883	1,000	(1,426)
Income tax (expense) benefit	$(20,332)	$(4,619)	$(105,239)

1.
At the end of 2012, a Swiss tax ruling expired and has not been renewed by the tax authorities. This resulted in a higher statutory tax rate and increased our Swiss deferred tax assets. However, we maintain a full valuation allowance on our Swiss deferred tax assets, so the effect of this change in tax rate was entirely offset by a corresponding change in the related valuation allowance.

At December 31, 2014, 2013 and 2012, we have unrecognized tax benefits, which could affect our effective tax rate, if recognized. Interest and penalties included in "Income tax (expense) benefit" were $1 million, less than $1 million and less than $1 million in 2014, 2013 and 2012, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at December 31, 2014 and 2013 were $3 million and $2 million, respectively.
A summary of the activity for our unrecognized tax benefits follows:

(In thousands)	2014	2013	2012
Balance as of beginning of the year	$4,081	$5,925	$6,308
Additions of tax positions of prior years	6,441	56	3,815
Reductions of tax positions of prior years	(842)	—	—
Reductions due to lapse of the statute of limitations	(58)	(1,899)	(4,196)
Foreign currency exchange change	(1)	(1)	(2)
Balance as of end of the year	$9,621	$4,081	$5,925

During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of less than $1 million plus accrued interest and penalties.
Additionally, Ecuador is challenging the transfer pricing practices of major banana exporters and has assessed $23 million of income taxes, penalties and interest related to transfer pricing from 2008 through 2010 and $5 million of statutorily required profit sharing related to transfer pricing from 2010. Other tax years remain open and under audit and may result in additional assessments before the matter is resolved. We believe appropriate transfer pricing was used and that more likely than not, we will succeed upon appeal. Therefore, we do not have unrecognized tax benefits related to this matter included in our December 31, 2014 or December 31, 2013 balance sheets.
The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2011 – current
Germany	2008 – current
Italy	2009 – current
Netherlands	2007 – current
Switzerland	2009 – current
Ecuador	2008 – current